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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)    January 15, 2001
                                                      -------------------------



                                 DREAMLIFE, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)




           DELAWARE                 0-15586                52-1373960
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 (STATE OR OTHER JURISDICTION  (COMMISSION FILE           (IRS EMPLOYER
       OF INCORPORATION)            NUMBER)            IDENTIFICATION NO.)


            425 WEST 15TH STREET, SUITE 3R, NEW YORK, NEW YORK 10011
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 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE        (212) 313-9400
                                                   ---------------------------



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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 5.  Other Events.

         Attached hereto as Exhibit 99 is a press release of dreamlife, inc. dated January 17, 2001 regarding changes to the short-term financing previously received by dreamlife, inc., which increased the financing amount from $1.5 million to $2 million and extended the maturity date to April 30, 2001.

Item 7.  Exhibits.

            EXHIBITS        DESCRIPTION

              99      Press release of dreamlife, inc. dated November 29, 2000.







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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             dreamlife, inc.



Dated: January 17, 2001                      By: /s/ Philicia G. Levinson
                                                 ------------------------
                                                 Philicia G. Levinson
                                                 Chief Financial Officer


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                                  EXHIBIT INDEX

     EXHIBIT NO.            DESCRIPTION

         99            Press release of dreamlife, inc. dated January 17, 2001.